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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Number 333-93933 of Cumberland Bancorp, Incorporated on Form S-8 of our report dated March 1, 2002, incorporated by reference in this Annual Report on Form 10-K of Cumberland Bancorp, Incorporated for the year ended December 31, 2002.


                                          /s/ Heathcott & Mullaly, P.C.

Brentwood, Tennessee
March 31, 2003